UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting Material pursuant to Rule 14a-12
Quantum Fuel Systems Technologies Worldwide, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

Notice of Special Meeting of Stockholders

To Be Held on February 14, 2012

Quantum Fuel Systems Technologies Worldwide, Inc. (the “Company”) will hold a special meeting of stockholders (“Special Meeting”) at our offices at 25242 Arctic Ocean Drive, Lake Forest, California 92630 on February 14, 2012 at 1.30 p.m. PDT, or any adjournment or postponement thereof. A proxy statement and form of proxy are enclosed with this Notice of Special Meeting of Stockholders.

We are holding this Special Meeting for the following purposes, as more fully described in the Proxy Statement:

•	To approve an amendment to our Amended and Restated Certificate of Incorporation increasing the number of authorized shares of common stock from 50.0 million to 150.0 million;

•

To consider and vote upon a proposal to approve one or more adjournments to the Special Meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting; and

•	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Each of the proposals discussed above is described more fully in the accompanying proxy materials. We encourage you to read these materials carefully.

Only stockholders of record at the close of business on January 2, 2012 are entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

Your vote is very important. Whether or not you plan to attend the Special Meeting, you are requested to complete, date, sign and promptly return the enclosed proxy card, or vote via the Internet or the toll-free telephone number as instructed on your proxy card, so that your shares may be voted in accordance with your wishes and so that the presence of a quorum may be assured. You may revoke your proxy at any time. If you attend the Special Meeting in person, you may revoke your proxy and vote in person if you wish. If your shares are held in the name of a broker, trust, bank, or other nominee, you will need to bring a proxy or letter from that broker, trust, bank or nominee that confirms that you are the beneficial owner of those shares.

By Order of the Board of Directors,

Kenneth R. Lombardo Corporate Secretary

Irvine, California

January 9, 2012

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 14, 2012:

The Company’s Proxy Statement for the Special Meeting, the Notice of Special Meeting of Stockholders, and the form of Proxy are available online at https://materials.proxyvote.com.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

17872 Cartwright Road

Irvine, California 92614

PROXY STATEMENT

Special Meeting of Stockholders

To Be Held on February 14, 2012

INFORMATION REGARDING PROXIES

General

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Quantum Fuel Systems Technologies Worldwide, Inc. (the “Company”) for use at the Special Meeting of stockholders to be held on February 14, 2012 at 1:30 p.m. PDT, at 25242 Arctic Circle Drive, Lake Forest, California 92630, and at any adjournment thereof. This proxy statement and form of proxy card are being first mailed to stockholders on or about January 9, 2012. The Company will pay the expenses of solicitation of proxies. Solicitation will be by mail. We will request banks and brokers to solicit proxies from their customers and will reimburse those banks and brokers for reasonable out-of-pocket costs for this solicitation. We may conduct further solicitation personally, telephonically or by facsimile through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation. We may also engage a proxy solicitor to commence a calling campaign to remind unvoted shareholders to vote. If we do engage a proxy solicitor for this purpose, we would pay customary fees expected not to exceed $15,000, plus expenses.

Directions to Special Meeting

To obtain directions to attend the Special Meeting and vote in person, please call (949) 399-4500.

Record Date, Issued and Outstanding Shares

Our Board of Directors has fixed the close of business on January 2, 2012 as the record date (“Record Date”) for the Special Meeting. Only stockholders of record as of that date are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. As of the Record Date, there were 26,667,367 shares of our common stock issued and outstanding, which includes 49,998 shares of our Series B non-voting common stock. As such, the holders of common stock are entitled to 26,617,369 votes in connection with the Special Meeting.

Quorum Requirement

The holders of shares representing a majority of the voting power of the outstanding shares of common stock entitled to vote at the Special Meeting must be present in person or represented by proxy in order for there to be a quorum. If the shares present, in person and by proxy, do not constitute the required quorum, the Special Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. For purposes of determining if a quorum is present, abstentions and “broker non-votes” will be treated as shares that are present and entitled to vote at the Special Meeting.

Voting and Proxies

The holders of common stock (other than the Series B non-voting common stock) are entitled to one vote per share on any proposal presented at the Special Meeting. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting and any adjournment thereof. Whether you hold shares directly as the stockholder of record or beneficially through a brokerage firm or financial institution, you may direct how your shares are voted without attending the meeting.

Voting Procedures for Record Holders

If on the Record Date, your shares were registered directly in your name with our transfer agent, BNY Mellon Shareowner Services, or you have been granted unvested restricted stock awards, then you are a stockholder of record and, accordingly, may vote in person at the Special Meeting or, alternatively, you may vote by proxy. If you want to vote by proxy, there are three ways you may vote:

1.	Access the Internet address on the proxy card and follow the instructions on that site;

2.	Call the toll-free number shown on the proxy card; OR

3.	Complete, date, sign and return the enclosed proxy card to the address provided on the proxy card.

Please have the proxy card in hand when voting by Internet or telephone.

Voting Procedures for Shares Owned in Street Name

If on the Record Date, your shares were held in an account at a brokerage firm or financial institution, which is commonly referred to as your shares being held in “street name,” then you are the beneficial owner of those shares and the brokerage firm or financial institution holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you should have received voting instructions from the brokerage firm or financial institution holding your account along with these proxy materials. Simply follow the voting instructions given by the brokerage firm or financial institution to ensure your vote is counted. You are also invited to attend the Special Meeting, but, since you are not the stockholder of record, you must request and obtain a valid proxy or letter from the brokerage firm or financial institution that holds your account that confirms you are the beneficial owner of those shares in order to vote your shares in person at the Special Meeting.

Revocation of Proxy

Any proxy given pursuant to this solicitation may be revoked at any time before it is voted either by (i) filing with our Corporate Secretary a written notice of revocation which must be dated later than the date of the proxy being revoked, (ii) duly executing a subsequent proxy with a later date than the previously delivered proxy and delivering it to our Corporate Secretary, OR (iii) attending the Special Meeting and voting in person. If your shares are held in “street name,” you will need to bring a proxy or letter from the brokerage firm or financial institution that holds your account that confirms that you are the beneficial owner of those shares. Any written notice of revocation or subsequent proxy should be sent to the attention of our Corporate Secretary at 17872 Cartwright Drive, Irvine, CA 92614.

Votes Required

Approval of Proposal 1 requires the affirmative “FOR” vote of a majority of our outstanding stock entitled to vote as of the Record Date. Abstentions and “broker non-votes,” as explained below, will be counted towards the tabulation of votes cast on Proposal 1 and will, therefore, have the same effect as a negative vote.

Approval of Proposal 2 requires the affirmative “FOR” vote of a majority of the shares present in person or by proxy and entitled to vote at the Special Meeting. Abstentions will be counted towards the tabulation of votes cast on Proposal 2 and will, therefore, have the same effect as a negative vote. Broker non-votes will not be counted towards the tabulation of votes cast on this proposal and, thus, will have no effect on the outcome.

A majority of the votes cast will be necessary to approve any other proposal that may properly come before the Special Meeting. Accordingly, abstentions and broker non-votes will have no effect on the outcome.

“Broker non-votes” occur when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or nominee does not have discretionary voting power with respect to that particular proposal since it has not received voting instructions from the beneficial owner. Under the rules that govern proxy voting by brokers, brokers and other nominees are permitted to vote on a proposal even without receiving voting instructions only if the proposal is a “routine” matter within the meaning of NYSE Rule 452. We believe that Proposals 1 and 2 are routine matters under Rule 452. Accordingly, brokers will be permitted to vote on these proposals even without receiving voting instructions, and, thus, we do not expect any broker non-votes with respect to the proposals. No matter currently is expected to be considered at the Special Meeting other than Proposal 1 and Proposal 2, but if any other matters are properly brought before the Special Meeting for action, it is intended that the persons named in the proxy and acting thereunder will vote in accordance with their discretion on such matters.

Any proxy for which no direction is specified will be voted FOR each proposal.

Dissenters’ or Appraisal Rights

Under Delaware law, stockholders are not entitled to dissenters’ or appraisal rights in connection with any of the proposals covered by this Proxy Statement.

PROPOSAL 1

AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our Board of Directors has approved, and is seeking stockholder approval of, a resolution to authorize our Board of Directors to amend Article IV of our Amended and Restated Certificate of Incorporation to increase the number of shares of common stock that are authorized to be issued from 50,000,000 to 150,000,000 shares (“Authorized Shares Amendment”). The amendment will not affect the number of Series B common stock and number of shares of preferred stock that are authorized for issuance. The full text of the proposed Authorized Shares Amendment is attached hereto as Annex A.

Under our Amended and Restated Certificate of Incorporation, as presently in effect, the Company has 70,000,000 shares of capital stock authorized for issuance, consisting of 50,000,000 shares of common stock, $0.02 par value, and 20,000,000 shares of preferred stock, $0.001 par value. Of the 50,000,000 shares of common stock, 100,000 shares are designated as Series B (nonvoting) shares. As of December 22, 2011, we had 26,619,369 shares of common stock, 49,998 shares of Series B nonvoting common stock, and no shares of preferred stock issued and outstanding. As of December 22, 2011, we had reserved 22,267,092 shares of our common stock for future issuance upon conversion of convertible debt and exercise of outstanding options and warrants. Thus, as of December 22, 2011, we had only 1,065,541 of authorized but unreserved shares available to us for future issuance (which includes 50,002 shares of Series B nonvoting common stock). Excluded from the total number of shares reserved for future issuance is (i) 3,100,000 shares issuable under our 2011 Stock Incentive Plan that was approved by our stockholders on May 10, 2011 and (ii) 1,195,000 shares potentially issuable in payment of a secured debt instrument that is payable upon demand and for which we have the right (but not obligation), subject to certain conditions, to pay using shares of our common stock.

Approval of this proposal is critical to our ability to continue as a going concern. We will need to raise capital in the near future in order to repay debt and fund operations. As of December 22, 2011, we had approximately $10.3 million of unsecured debt that matures between March 2012 and November 2012 and $2.4 million of secured debt that is payable upon demand. We anticipate that we will not generate sufficient cash from operations in order to repay these debt obligations when they mature, thus, will need to raise sufficient capital in order to repay these debt obligations when they mature. If this proposal is not approved, our ability to raise sufficient capital to repay these debt instruments when they mature will be severely limited. If we are unable to repay these debt obligations when they mature, it would have a material adverse effect on our business and our ability to continue as a going concern.

Approval of this proposal will also provide us with the flexibility to use our common stock for a variety of other business reasons including, without limitation, the expansion of our business through strategic acquisitions and incentivizing and rewarding our employees by issuing stock awards under our 2011 Stock Incentive Plan. Management and our Board believe that it is important for the Company to have the needed flexibility to issue shares in the future in furtherance of the Company’s business plan without the potential expense or delay incident to obtaining stockholder approval for any particular transaction.

If this proposal is approved, the additional shares of our common stock so authorized may be issued from time to time upon authorization of our Board, without further approval by our stockholders, unless otherwise required by applicable law or stock exchange requirements, and for such consideration as our Board may determine and as may be permitted by applicable law. The additional shares of common stock would have rights identical to the rights of our current common stock stockholders. The authorization of additional shares of our common stock pursuant to this proposal will have no dilutive effect upon the proportionate ownership and voting power of our current stockholders. However, the actual issuance of additional common stock in the future would dilute each existing stockholder’s proportionate ownership and voting power. We do not currently have any specific arrangements or understandings, either written or oral, to issue any of the additional authorized shares of common stock, except for issuances of common stock in connection with those matters discussed above for which reserves have been established or shares have been designated for issuance. However, as mentioned above, we do anticipate that we will need to raise additional capital in the near term and plan to do so selling shares of our common stock and/or securities convertible or exchangeable into common stock. In addition, the availability of additional shares of common stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, nor is this proposal being presented with the intent that it be used to prevent or discourage any acquisition attempt. However, nothing would prevent the Board from taking any such actions that it deems consistent with its fiduciary duties.

If this proposal is approved, then the Authorized Shares Amendment will become effective when we file a Certificate of Amendment with the Secretary of State of the State of Delaware.

Required Vote

Approval of Proposal 1 requires the affirmative vote of a majority of all outstanding shares of common stock entitled to vote as of the Record Date. Abstentions, failure to vote and broker non-votes will be counted towards the tabulation of votes cast on Proposal 1 and will, therefore, have the same effect as a negative vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 1.

PROPOSAL 2

ADJOURNMENT OF THE SPECIAL MEETING

A proposal will be submitted to the stockholders at the Special Meeting to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1. Any adjournment of the Special Meeting may be made without notice, other than by an announcement made at the Special Meeting. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

Required Vote

Approval of Proposal 2 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Special Meeting. Abstentions will be counted towards the tabulation of votes cast on Proposal 2 and will have the same effect as a negative vote. Failure to vote and broker non-votes will not be counted towards the tabulation of votes cast on Proposal 2, and thus, will have no effect on the outcome.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about the beneficial ownership of each class of our securities as of December 22, 2011. It shows shares beneficially owned by each of the following:

•	each person or group of affiliated persons known by us to beneficially own more than 5% of any class of our outstanding voting securities;

•	each of our directors;

•	each of our named executive officers; and

•	all current directors and named executive officers as a group.

We have determined the beneficial ownership shown in this table in accordance with the rules of the Securities and Exchange Commission (“SEC”). Under those rules, if a person held options, warrants or convertible notes to purchase or acquire shares of our common stock that were currently exercisable or convertible or exercisable or convertible within 60 days of December 22, 2011, then those shares are included only in that person’s reported holdings and in the calculation of their percentage ownership of our common stock. As a result, the beneficial ownership percentage of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on December 22, 2011. Except as otherwise provided herein, the percentage of beneficial ownership is based on 26,617,369 shares of common stock and does not reflect 49,998 shares of Series B nonvoting common stock that were outstanding on December 22, 2011. General Motors, LLC (“General Motors”) owns 100% of the outstanding shares of Series B common stock, which shares will convert on a one-for-one basis into shares of our common stock in the event General Motors transfers such shares to a person that is not controlled by, or under common control with, General Motors. To our knowledge, each person named in the table has sole voting and investment power over the shares listed by that person’s name, except where we have shown otherwise in the footnotes or where community property laws affect ownership rights. Except where we show otherwise, the address of each person in this table is: c/o Quantum Fuel Systems Technologies Worldwide, Inc., 17872 Cartwright Road, Irvine, California 92614.

Name of Beneficial Owner	Shares	Percent
Greater than 5% Stockholders:
WB QT, LLC (1) 3033 Excelsior Blvd., Suite 300 Minneapolis, MN 55416	2,837,371	9.99%

MOG Capital, LLC (2) 2 Rector Street, Third Floor New York, New York 10006	2,393,299	8.25%

Named Executive Officers and Directors:
Dale L. Rasmussen (3)	51,615	*
Alan P. Niedzwiecki (4)	60,020	*
W. Brian Olson (5)	49,343	*
Kenneth R. Lombardo (6)	17,895	*
David M. Mazaika (7)	13,125	*
Brian A. Runkel (8)	7,824	*
G. Scott Samuelsen (9)	8,612	*
Carl E. Sheffer (10)	5,620	*
Paul E. Grutzner (11)	5,547	*
Jonathan Lundy (12)	2,754	*
All current directors and executive officers as a group (10 persons) (13)	222,355	*

*	Represents less than 1%.

(1)	Includes (i) 1,195,000 potentially issuable in payment of a demand promissory note that the Company has the right (but not obligation), subject to certain conditions, to pay using shares of common stock, and (ii) 589,740 shares issuable upon the exercise of a warrant, and excludes an aggregate of 1,262,100 shares issuable upon exercise of six warrants because such warrants are not exercisable within 60 days of December 22, 2011 and/or contain a beneficial ownership limitation provision of either 9.99%, 4.99% or 4.9%. Andrew J. Redleaf, in his capacity as the managing member of WB QT and Whitebox Advisors, LLC has sole voting control and investment discretion over the securities held by WB QT. Whitebox Advisors, LLC and Andrew J Redleaf disclaims beneficial ownership of these shares.
(2)	Includes an aggregate of 1,240,163 shares issuable upon conversion of a convertible note and the exercise of a warrant and excludes 282,485 shares issuable upon exercise of a warrant because such warrant is not exercisable within 60 days of December 22, 2011. Jason Adler, in his capacity as managing member of MOG Capital, LLC has voting and dispositive power over the securities held by MOG Capital, LLC. Mr. Adler disclaims beneficial ownership of such securities.
(3)	Includes 12,500 shares of restricted stock that vests on August 2, 2013, and 33,159 shares issuable upon exercise of outstanding options that are currently exercisable or will become exercisable within 60 days after December 22, 2011.
(4)	Includes 12,500 shares of restricted stock that vests on August 2, 2013, and 39,217 shares issuable upon exercise of outstanding options that are currently exercisable or will become exercisable within 60 days after December 22.
(5)	Includes 12,500 shares of restricted stock that vests on August 2, 2013, and 29,078 shares issuable upon exercise of outstanding options that are currently exercisable or will become exercisable within 60 days after December 22, 2011.
(6)	Includes 8,750 shares of restricted stock that vests on August 2, 2013 and 8,645 shares issuable upon exercise of outstanding options that are exercisable or will become exercisable within 60 days after December 22, 2011.
(7)	Includes 7,500 shares of restricted stock that vests on August 2, 2013 and 5,625 shares issuable upon exercise of outstanding options that are currently exercisable or will become exercisable within 60 days after December 22, 2011.
(8)	Includes 1,250 shares of restricted stock that vests on August 2, 2013, and 5,524 shares issuable upon exercise of outstanding options that are currently exercisable or will become exercisable within 60 days after December 22, 2011.
(9)	Includes 1,250 shares of restricted stock that vests on August 2, 2013, and 5,702 shares issuable upon exercise of outstanding options that are currently exercisable or will become exercisable within 60 days after December 22, 2011.
(10)	Includes 1,250 shares of restricted stock that vests on August 2, 2013, and 3,264 shares issuable upon exercise of outstanding options that are currently exercisable or will become exercisable within 60 days after December 22, 2011.
(11)	Includes 1,250 shares of restricted stock that vests on August 2, 2013, and 2,797 shares issuable upon exercise of outstanding options that are currently exercisable or will become exercisable within 60 days after December 22, 2011.
(12)	Includes 1,250 shares of restricted stock that vests on August 2, 2013, 562 shares issuable upon exercise of outstanding options that are currently exercisable or will become exercisable within 60 days after December 22 and 472 shares owned by spouse.
(13)	Includes an aggregate of 60,000 shares of restricted stock, 133,573 shares issuable upon exercise of outstanding options that are exercisable or will become exercisable within 60 days after December 22, 2011 and 472 shares owned by Mr. Lundy’s spouse. All shares of unvested restricted stock may be voted by the holders thereof at meetings of our stockholders.

PROPOSALS OF STOCKHOLDERS

Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings of the Company consistent with Rule 14a-8 promulgated under the Exchange Act. Proposals of stockholders intended to be presented at our next annual meeting of stockholders and included in the Company’s proxy materials must be received by our Corporate Secretary at the address shown at the top of page one of this Proxy Statement, no later than May 19, 2012. All such proposals must also comply with the requirements of Rule 14a-8 of the Exchange Act, regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals failing to comply with the procedures of Rule 14a-8 will be excluded.

Stockholders also have the right under the Company’s Bylaws to bring business from the floor of the 2012 annual meeting, other than through a stockholder proposal in accordance with SEC rules. To do so, stockholders must give timely notice of the proposal in proper written form to the Corporate Secretary and otherwise comply with the provisions in the Bylaws pertaining to stockholder proposals. Pursuant to our Bylaws, stockholders must submit such proposals in writing to our Corporate Secretary at the address shown at the top of page one not later than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting (July 29, 2012 and June 29, 2012, respectively, for the 2012 annual meeting); provided however, that if the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from such anniversary date, notice by the stockholder to be timely must be received not earlier than the close of business on the 120th calendar day prior to such annual meeting and not later than the close of business on the later of the 90th calendar day prior to such annual meeting or the 10th calendar day following the calendar day on which notice of the annual meeting date is first publicly disclosed. A stockholder’s notice to our Corporate Secretary must set forth for each matter proposed to be brought before the annual meeting (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposed to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder as they appear on the corporation’s books, and of such beneficial owner, and (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner.

OTHER BUSINESS

As of the date of this Proxy Statement, management knows of no other business that will be presented for action at the Special Meeting. No matter currently is expected to be considered at the Special Meeting other than the proposals set forth in the accompanying Notice of Special Meeting of Stockholders, but if any other matters are properly brought before the Special Meeting for action, it is intended that the persons named in the proxy and acting thereunder will vote in accordance with their discretion on such matters.

By Order of the Board of Directors,

Kenneth R. Lombardo
Corporate Secretary

Irvine, California

January 9, 2012

ANNEX A

FORM OF CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

The corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: That, by unanimous written consent of the Board of Directors of Quantum Fuel Systems Technologies Worldwide, Inc. (the “Corporation”), resolutions were adopted setting forth a proposed amendment (the “Amendment”), declaring the Amendment to be advisable and directing that such Amendment be presented to the Corporation’s stockholders for consideration and approval at a special meeting of stockholders.

SECOND: That thereafter, the holders of a majority of the outstanding stock of the Corporation entitled to vote thereon approved the Amendment at the special meeting of the Corporation’s stockholders in accordance with Section 242 of the DGCL.

THIRD: Effective upon filing of this Certificate of Amendment with the Delaware Secretary of State, ARTICLE IV of the Corporation’s Amended and Restated Certificate of Incorporation, as amended, is hereby further amended by deleting the first paragraph of ARTICLE IV in its entirety and replacing it with the following:

The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is one hundred seventy million (170,000,000) shares, consisting of one hundred fifty million (150,000,000) shares of common stock with a par value of per share of $0.02 (the “Common Stock”) and twenty million (20,000,000) shares of preferred stock with a par value of $0.001 per share (the “Preferred Stock”).

FOURTH: This Certificate of Amendment will be effective upon filing.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this      day of                     , 2012.

By:
Title:
Name:

QUANTUM TECHNOLOGIES

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC. 17872 CARTWRIGHT ROAD

IRVINE, CALIFORNIA 92614

VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR proposals 1 and 2: For Against Abstain

1 Amendment to our Amended and Restated Certificate of Incorporation increasing the number of authorized shares of common stock from 50.0 million to 150.0 million

2 To consider and vote upon a proposal to approve one or more adjournments to the Special Meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting

NOTE: Such other business as may properly come before the Special Meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

0000119624_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com .

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE INC Special Meeting of Stockholders February 14, 2012 1:30 PM PDT

This proxy is solicited by the Board of Directors

The stockholder hereby appoints Alan P. Niedzwiecki and W. Brian Olson, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC. that the stockholder is entitled to vote at the Special Meeting to be held at our offices at 25242 Arctic Ocean Drive, Lake Forest, California 92630 on February 14, 2012 at 1.30 p.m. PDT, or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

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